Exhibit 10.4


                               DEED OF TRUST NOTE


$10,000,000                                                        June 26, 1997
                                                        Pittsburgh, Pennsylvania


         The undersigned, COLONIAL DOWNS, L.P., a Virginia limited partnership, having its principal office at 3610 Courthouse Road, P.O. Box 456, Providence Forge, Virginia 23140 (the "Borrower"), promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"), at its principal office located at One PNC Plaza, Real Estate Banking, P1-POPP-19-2, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, the principal sum of TEN MILLION DOLLARS ($10,000,000) lawful money of the United States of America, or so much thereof as shall have been advanced under that certain Construction Loan Agreement (the "Loan Agreement") of even date herewith by and between Borrower and the Bank, and to pay interest from the date of the initial advance on the unpaid balance of the principal sum hereof in like money at the rates per annum hereinafter set forth, payable as follows:


         A. Beginning on August 1, 1997 and on the first (1st) day of each calendar month thereafter, Borrower shall pay interest on the outstanding principal amount of advances evidenced hereby at the rates specified and subject to the terms and conditions set forth in Article 3 of, and as otherwise provided in, the Loan Agreement.


         B. Beginning on the first (1st) day of each calendar quarter during the Amortization Period and on the first day of each calendar quarter thereafter, throughout the remaining term of the Construction Loan, the Borrower shall make quarterly payments of the outstanding principal balance of the Construction Loan in the amount of Five Hundred Thousand Dollars ($500,000) each.


         C. Subject to the provisions of Section 2.4 of the Loan Agreement, the entire outstanding principal hereof, together with all unpaid interest at the aforesaid rate, shall be due and payable on June 30, 2000, which date is thirty-six (36) months following the date hereof, exclusive of all duly exercised extension options, unless earlier due by acceleration or otherwise (the "Expiration Date").


         All capitalized terms employed herein shall have the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein. Upon the occurrence and during the continuation of any Remedies Event specified in the Loan Agreement, Borrower shall pay interest on the entire principal amount then outstanding and all other sums due at the Default



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Rate specified in Section 3.3 of the Loan Agreement. Said interest rate shall accrue before and after any judgment has been entered. Borrower shall also pay a late payment charge, upon demand, as specified in Section 3.3 of the Loan Agreement on any payment due hereunder, or under the Loan Agreement which is not received within ten (10) days after the date such payment is due.


         This Note is secured, inter alia, by a certain Deed of Trust and Security Agreement (the "Deed of Trust ") of even date herewith from Borrower and Colonial Downs Holdings, Inc., a Virginia corporation to Lawyers Title Realty Services, Inc., a Virginia corporation as Trustee for the benefit of the Bank, covering certain property more particularly described therein. This Note is the Deed of Trust Note referred to in, and is entitled to the benefits of, the Loan Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests and liens contained or granted therein. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.


         Borrower may prepay this Note in whole or in part only in accordance with the terms set forth in Sections 3.9 and 3.10 of the Loan Agreement. All partial prepayments shall be applied in the manner set forth in Section 3.11 of the Loan Agreement.


         Notwithstanding any provision of this Note to the contrary, it is the intent of Borrower and the Bank that the Bank shall not at any time be entitled to receive, collect or apply, and Borrower and the Bank shall not be deemed to have contracted for, as interest on the principal indebtedness evidenced hereby, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, and in the event the Bank ever receives, collects or applies as interest any such excess, such excess shall be deemed partial payment of the principal indebtedness evidenced hereby, and if such principal shall be paid in full, any such excess shall forthwith be paid to Borrower.


         No delay or omission on the part of the Bank or of any holder hereof in exercising any right hereunder or under the Loan Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Borrower and every endorser of this Note, regardless of the time, order or place of signing, consent to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges, renewals or releases of collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.


         The rights and obligations of the parties under this Note shall be governed by and interpreted and enforced in accordance with the substantive laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws.


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         The obligations and liability of the Borrower hereunder shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Borrower may have against the Bank.


         No change, modification or amendment to any term or provision of this Note shall be valid unless consented to in writing by the Bank and the Borrower.


         Borrower hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor, and notice of non-payment.


         CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESSES PROVIDED FOR IN THE FIRST PARAGRAPH HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.


         WAIVER BY JURY TRIAL. EACH OF BORROWER AND BANK WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BANK AND BORROWER AND BANK EACH ACKNOWLEDGES THAT NEITHER BORROWER NOR BANK NOR ANY PERSON ACTING ON BEHALF OF BORROWER OR BANK HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH OF BORROWER AND BANK FURTHER ACKNOWLEDGES THAT EACH PARTY HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT EACH PARTY HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS NOTE ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1061, ET SEQ.

         Borrower shall have the right to assign this Note only in accordance with Section 11.11 of the Loan Agreement.


         This Note shall bind Borrower and Borrower's successors and assigns and the benefits hereof shall inure to the benefit of the Bank and the Bank's successors and assigns. All references herein to the "Borrower" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.


         This is a sealed instrument.








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         WITNESS the due execution of this Note as of the day and year first above written.

ATTEST:                                 COLONIAL DOWNS, L.P.,
                                        a Virginia limited partnership

                                        By:  STANSLEY RACING CORP.,
                                             a Virginia corporation,
                                             its sole general partner



___________________________             By:   /s/ Jeffrey P. Jacobs
Name:                                        --------------------------------
Title:                                  Name:  Jeffrey P. Jacobs
                                        Title: CEO


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STATE OF              )
                      )ss
COUNTY OF             )


On this _____ day of ____________, 1997, before me, a notary public, personally appeared ______________________________________, who acknowledged himself/herself to be the _______________________ STANSLEY RACING CORP., a Virginia corporation, the general partner of COLONIAL DOWNS, L.P., a Virginia limited partnership, and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation as the general partner of said limited partnership by himself/herself as such officer.


         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                --------------------------------
                                                Notary Public


My Commission expires:


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